AUTOCHINA INTERNATIONAL LIMITED SUBSIDIARIES*

INVESTMENT HOLDING COMPANIES
(2 Total Subsidiaries)

1.         Fancy Think Limited (“Fancy Think”) (Hong Kong)

2.         AutoChina Group Inc. (“ACG”) (Cayman Islands)

* All subsidiaries are organized under the laws of the People’s Republic of China, unless otherwise indicated.

AUTOMOTIVE DEALERSHIP SUBSIDIARIES
(28 Total Subsidiaries)

1. Hebei Huiyin Investment Co., Ltd. (河北汇银投资有限责任公司) (“Huiyin Investment”)

2. Hebei Hua An Investment Co., Ltd. (河北华安投资有限责任公司) (“Hua An Investment”)

3. Hebei Tianmei Insurance Agency Co., Ltd. (河北天美保险代理有限公司) (“Tianmei Insurance”)

4S STORES I

4. Shijiazhuang Baohe Auto Sales and Service Co., Ltd. (石家庄宝和汽车销售服务有限公司) (“Shijiazhuang Baohe”)

5. Shijiazhuang Xinhua Toyota Auto Service Co., Ltd. (石家庄新华丰田汽车销售服务有限公司) (“Shijiazhuang Xinhua”)

6. Handan Aohua Auto Sales and Service Co., Ltd. (邯郸市奥华汽车销售服务有限公司) (“Handan Aohua”)

7. Handan Defeng Auto Trade Co., Ltd. (邯郸市德丰汽车销售服务有限公司) (“Handan Defeng”)

8. Hebei Shengmei Auto Trade Co., Ltd. (河北盛美汽车贸易有限公司) (“Hebei Shengmei”)

4S STORES II

9. Hebei Liantuo Auto Trade Co., Ltd. (河北联拓汽车贸易有限公司) (“Hebei Liantuo”)

10.  Shijiazhuang Yuhua Toyota Auto Sales and Service Co., Ltd. (石家庄裕华丰田汽车销售服务有限公司) (“Shijiazhuang Yuhua”)

11.  Hebei Yitong Auto Sales and Service Co., Ltd. (河北益通汽车销售服务有限公司) (“Hebei Yitong”)

12.  Hebei Shengwen Auto Trade Co., Ltd. (河北盛文汽车贸易有限公司) (“Hebei Shengwen”)

13.  Hebei Shengda Auto Trade Co., Ltd. (河北盛达汽车贸易有限公司) (“Hebei Shengda”)

14.  Hebei Shengkang Auto Trade Co., Ltd. (河北盛康汽车贸易有限公司) (“Hebei Shengkang”)

15.  Hebei Anchang Auto Sales and Service Co., Ltd. (河北安昌汽车销售服务有限公司) (“Hebei Anchang”)

16.  Hebei Yuanxinghang Auto Sales and Service Co., Ltd. (河北元兴行汽车销售服务有限公司) (“Hebei Yuanxinghang”)

17.  Hebei Meifeng Auto Sales and Service Co., Ltd. (河北美丰汽车销售服务有限公司) (“Hebei Meifeng”)

18.  Cangzhou Yichang Auto Sales and Service Co., Ltd. (沧州益昌汽车销售服务有限公司) (“Cangzhou Yichang”)

19.  Zhangjiakou Meihua Auto Trade Co., Ltd. (张家口美华汽车贸易有限公司) (“Zhangjiakou Meihua”)

20.  Hengshui Dechang Auto Trade Co., Ltd. (衡水德昌汽车贸易有限公司) (“Hengshui Dechang”)

21.  Qinhuangdao Jianda Auto Sales and Service Co., Ltd. (秦皇岛建达汽车销售服务有限公司) (“Qinhuangdao Jianda”)

22.  Cangzhou Deyuan Auto Trade Co., Ltd. (沧州市德源汽车贸易有限公司) (“Cangzhou Deyuan”)

23.  Baoding Tianhua Auto Trade Co., Ltd. (保定市天华汽车贸易有限公司) (“Baoding Tianhua”)

24.  Cangzhou Hengyuan Auto Sales and Service Co., Ltd. (沧州恒源汽车销售服务有限公司) (“Cangzhou Hengyuan”)

25.  Handan Baohe Auto Sales and Service Co., Ltd. (邯郸市宝和汽车销售服务有限公司) (“Handan Baohe”)

26.  Handa Yacheng Auto Sales and Service Co., Ltd. (邯郸市亚成汽车销售服务有限公司) (“Handa Yacheng”)

27.  Tangshan Yachang Auto Sales and Service Co., Ltd. (唐山亚昌汽车销售服务有限公司) (“Tangshan Yachang”)

28.  Hengshui Yuhua Toyota Auto Sales and Service Co., Ltd. (衡水裕华丰田汽车销售服务有限公司) (“Hengshui Yuhua”)

COMMERCIAL VEHICLE SALES AND FINANCING BUSINESS
(159 Total Subsidiaries)

1. Hebei Shijie Kaiyuan Logistics Co., Ltd. (河北世捷开元物流有限公司) (“Kaiyuan Logistics”)

2. Hebei Shijie Kaiyuan Auto Trade Co., Ltd. (河北世捷开元汽车贸易有限公司) (“Kaiyuan Auto Trade”)

3. Shanxi Chuanglian Auto Trade Co., Ltd. (山西创联汽贸公司) (“Chuanglian Auto Trade”)

4. Hebei Chuanglian Trade Co., Ltd. (河北创联贸易有限公司) (“Chuanglian”)

5. Henan Tuowei Trade Co., Ltd. (河南拓威汽车贸易有限公司) (“Tuowei Auto Trade”)

6. Shandong Kaiyuan Trade Co., Ltd. (山东开元汽车贸易有限公司) (“SD Kaiyuam Auto Trade”)

7. Inner Mongolia Xuwei Trade Co., Ltd. (内蒙古旭威汽车贸易有限公司) (“Xuwei Auto Trade”)

TRANSPORTATION COMPANIES

8. Yuanshi Shijie Kaiyuan Transportation Service Co., Ltd. (元氏世捷开元汽车运输服务有限公司) (“Yuanshi Shijie Transportation”)

9. Gaoyi Kaiyuan Transportation Service Co., Ltd. (高邑开元汽车运输服务有限公司) (“Gaoyi Transportation”)

10. Xingtang Shijie Kaiyuan Transportation Service Co., Ltd. (行唐县世捷开元汽车运输服务有限公司) (“Xingtang Transportation”)

11. Pingshan Shijie Kaiyuan Transportation Service Co., Ltd. (平山县世捷开元汽车运输服务有限公司) (“Pingshan Transportation”)

12. Zanhuang Kaiyuan Transportation Service Co., Ltd. (赞皇开元汽车运输服务有限公司) (“Zanhuang Transportation”)

13. Jingxing Kaiyuan Transportation Service Co., Ltd. (井陉开元汽车运输服务有限公司) (“Jingxing Transportation”)

14. Quyang Kaiyuan Transportation Service Co., Ltd. (曲阳开元汽车运输服务有限公司) (“Quyang Transportation”)

15. Zhengding Shijie Kaiyuan Transportation Service Co., Ltd. (正定县世捷开元汽车运输服务有限公司) (“Zhengding Shijie Transportation”)

16. Gaocheng Kaiyuan Transportation Service Co., Ltd. (藁城开元汽车运输服务有限公司) (“Gaocheng Transportation”)

17. Xinji Shijie Kaiyuan Transportation Service Co., Ltd. (辛集世捷开元汽车运输服务有限公司) (“Xinji Shijie Transportation”)

18. Jinzhou Shijie Kaiyuan Transportation Service Co., Ltd. (晋州世捷开元汽车运输服务有限公司) (“Jinzhou Shijie Transportation”)

19. Shexian Shijie Kaiyuan Transportation Service Co., Ltd. (涉县世捷开元汽车运输服务有限公司) (“Shexian Shijie Transportation”)

20. Fuping Shijie Kaiyuan Transportation Service Co., Ltd. (阜平县世捷开元汽车运输服务有限公司) (“Fuping Shijie Transportation”)

21. Hejian Kaiyuan Transportation Service Co., Ltd. (河间开元汽车运输服务有限公司) (“Hejian Transportation”)

22. Weixian Kaiyuan Transportation Service Co., Ltd. (威县开元汽车运输服务有限公司) (“Weixian Transportation”)

23. Shenzhou Shijie Kaiyuan Transportation Service Co., Ltd. (深州市世捷开元汽车运输服务有限公司) (“Shenzhou Shijie Transportation”)

24. Rongcheng Kaiyuan Transportation Service Co., Ltd. (容城县开元汽车运输服务有限公司) (“Rongcheng Transportation”)

25. Sanhe Shijie Kaiyuan Transportation Service Co., Ltd. (三河世捷开元汽车运输服务有限公司) (“Sanhe Shijie Transportation”)

26. Huanghua Shijie Kaiyuan Transportation Service Co., Ltd. (黄骅市世捷开元汽车运输服务有限公司) (“Huanghua Shijie Transportation”)

27. Shahe Shijie Kaiyuan Transportation Service Co., Ltd. (沙河市世捷开元汽车运输服务有限公司) (“Shahe Shijie Transportation”)

28. Jizhou Kaiyuan Transportation Service Co., Ltd. (冀州市开元汽车运输服务有限公司) (“Jizhou Transportation”)

29. Bazhou Kaiyuan Transportation Service Co., Ltd. (霸州市开元汽车运输服务有限公司) (“Bazhou Transportation”)

30. Pingding Shijie Kaiyuan Transportation Service Co., Ltd. (平定世捷开元汽车运输服务有限公司) (“Pingding Shijie Transportation”)

31. Botou Kaiyuan Transportation Service Co., Ltd. (泊头市开元汽车运输服务有限公司) (“Botou Transportation”)

32. Guantao Kaiyuan Transportation Service Co., Ltd. (馆陶县开元汽车运输服务有限公司) (“Guantao Transportation”)

33. Longyao Kaiyuan Transportation Service Co., Ltd. (隆尧开元汽车运输服务有限公司) (“Longyao Transportation”)

34. Hunyuan Shijie Kaiyuan Transportation Service Co., Ltd. (浑源县世捷开元汽车运输服务有限公司) (“Hunyuan Shijie Transportation”)

35. Huailai Kaiyuan Transportation Service Co., Ltd. (怀来开元汽车运输服务有限公司) (“Huailai Transportation”)

36. Gaobeidian Shijie Kaiyuan Transportation Service Co., Ltd. (高碑店市世捷开元汽车运输服务有限公司) (“Gaobeidian Shijie Transportation”)

37. Wu’an Kaiyuan Transportation Service Co., Ltd. (武安市开元汽车运输服务有限公司) (“Wu’an Transportation”)

38. Shouyang Shijie Kaiyuan Transportation Service Co., Ltd. (寿阳世捷开元汽车运输服务有限公司) (“Shouyang Shijie Transportation”)

39. Yangquan Shijie Kaiyuan Transportation Service Co., Ltd. (阳泉世捷开元汽车运输服务有限公司) (“Yangquan Shijie Transportation”)

40. Yuxian Shijie Kaiyuan Transportation Service Co., Ltd. (盂县世捷开元汽车运输服务有限公司) (“Yuxian Shijie Transportation”)

41. Qingxian Kaiyuan Transportation Service Co., Ltd. (青县开元汽车运输服务有限公司) (“Qingxian Transportation”)

42. Anguo Kaiyuan Transportation Service Co., Ltd. (安国市开元汽车运输服务有限公司) (“Anguo Transportation”)

43. Qingxu Shijie Kaiyuan Transportation Service Co., Ltd. (清徐县世捷开元汽车运输服务有限公司) (“Qingxu Shijie Transportation”)

44. Yangyuan Kaiyuan Transportation Service Co., Ltd. (阳原开元汽车运输服务有限公司) (“Yangyuan Transportation”)

45. Yuxian Kaiyuan Transportation Service Co., Ltd. (蔚县开元汽车运输服务有限公司) (“Yuxian Transportation”)

46. Datong Shijie Kaiyuan Transportation Service Co., Ltd. (大同市世捷开元汽车运输服务有限公司) (“Datong Shijie Transportation”)

47. Nanhe Kaiyuan Transportation Service Co., Ltd. (南和县开元汽车运输服务有限公司) (“Nanhe Transportation”)

48. Jinzhong Shiji Kaiyuan Transportation Service Co., Ltd. (晋中世纪开元汽车运输服务有限公司) (“Jinzhong Shiji Transportation”)

49. Tianjin Beichen Xuyuan Transportation Service Co., Ltd. (天津市北辰区旭元汽车运输服务有限公司) (“Tianjin Beichen Xuyuan Transportation”)

50. Tangshan Fengrun Kaiyuan Transportation Service Co., Ltd.（唐山市丰润区开元汽车运输服务有限公司) (“Tangshan Fengrun Transportation”)

51. Zhangjiakou Kaiyuan Transportation Service Co., Ltd.（张家口开元汽车运输服务有限公司) (“Zhangjiakou Transportation”)

52. Qixian Kaiyuan Transportation Co., Ltd.（祁县开元汽车运输有限公司) (“Qixian Transportation”)

53. Qian’an Kaiyuan Transportation Service Co., Ltd.（迁安开元汽车运输服务有限公司) (“Qian’an Transportation”)

54. Zunhua Kaiyuan Transportation Service Co., Ltd. (遵化开元汽车运输服务有限公司) (“Zunhua Transportation”)

55. Fucheng Kaiyuan Transportation Service Co., Ltd. (阜城县开元汽车运输服务有限公司) (“Fucheng Transportation”)

56. Fengzhen Kaiyuan Transportation Service Co., Ltd. (丰镇市开元汽车运输服务有限公司) (“Fengzhen Transportation”)

57. Wulan Chabu Shijie Kaiyuan Transportation Service Co., Ltd. (乌兰察布市世捷开元汽车运输服务有限公司) (“Wulan Chabu Shijie Transportation”)

58. Wuyuan Kaiyuan Transportation Service Co., Ltd. (五原县开元汽车运输服务有限公司) (“Wuyuan Transportation”)

59. Xinghe Kaiyuan Transportation Service Co., Ltd. (兴和县开元汽车运输服务有限公司) (“Xinghe Transportation”)

60. Zhungeer Banner Shijie Kaiyuan Transportation Service Co., Ltd. (准格尔旗世捷开元汽车运输服务有限公司) (“Zhungeer Banner Shijie Transportation”)

61. Baotou Xuyuan Transportation Service Co., Ltd. （包头市旭元汽车运输服务有限公司) (“Baotou Xuyuan Transportation”)

62. Bayan Nur Kaiyuan Transportation Service Co., Ltd. （巴彦淖尔市开元汽车运输服务有限公司) (“Bayan Nur Transportation”)

63. Tuo Ke Tuo Xian Kaiyuan Transportation Service Co., Ltd. (托克托县开元汽车运输服务有限公司) (“Tuo Ke Tuo Xian Transportation”)

64. Dalate Banner Xuyuan Transportation Service Co., Ltd. （达拉特旗旭元汽车运输服务有限公司) (“Dalate Banner  Xuyuan Transportation”)

65. Ordos City Dongsheng District Shijie Kaiyuan Transportation Service Co., Ltd. (鄂尔多斯市东胜区世捷开元汽车运输服务有限公司) (“Ordos Dongsheng Shijie Transportation”)

66. Dong’a Kaiyuan Transportation Service Co., Ltd. (东阿开元汽车运输服务有限公司) (“Dong’a Transportation”)

67. Linyi Jieyun Transportation Service Co., Ltd. (临沂捷运汽车运输服务有限公司) (“Linyi Jieyun Transportation”)

68. Linshu Kaiyuan Transportation Service Co., Ltd. (临沭开元汽车运输服务有限公司) (“Linshu Transportation”)

69. Leling Kaiyuan Transportation Service Co., Ltd. (乐陵市开元汽车运输服务有限公司) (“Leling Transportation”)

70. Boxing Kaiyuan Transportation Service Co., Ltd. (博兴县开元汽车运输服务有限公司) (“Boxing Transportation”)

71. Dezhou Xuyuan Transportation Service Co., Ltd. (德州旭元汽车运输服务有限公司) (“Dezhou Xuyuan Transportation”)

72. Zaozhuang Xuyuan Transportation Service Co., Ltd. (枣庄旭元汽车运输服务有限公司) (“Zaozhuang Xuyuan Transportation”)

73. Jining Kaiyuan Transportation Service Co., Ltd. (济宁开元汽车运输服务有限公司) (“Jining Transportation”)

74. Binzhou Kaiyuan Transportation Service Co., Ltd. (滨州开元汽车运输服务有限公司) (“Binzhou Transportation”)

75. Liaocheng Kaiyuan Transportation Service Co., Ltd. (聊城开元汽车运输服务有限公司) (“Liaocheng Transportation”)

76. Zoucheng Xuwei Transportation Service Co., Ltd. (邹城市旭威汽车运输服务有限公司) (“Zoucheng Xuwei Transportation”)

77. Yanggu Kaiyuan Transportation Service Co., Ltd. (阳谷开元汽车运输服务有限公司) (“Yanggu Transportation”)

78. Gaotang Shijie Kaiyuan Transportation Service Co., Ltd. (高唐县世捷开元汽车运输服务有限公司) (“Gaotang Shijie Transportation”)

79. Qihe Kaiyuan Transportation Service Co., Ltd. (奇河开元汽车运输服务有限公司) (“Qihe Transportation”)

80. Anyang Shijie Kaiyuan Transportation Service Co., Ltd. (安阳世捷开元汽车运输服务有限公司) (“Anyang Shijie Transportation”)

81. Xinxiang Kaiyuan Transportation Service Co., Ltd. (新乡市开元汽车运输服务有限公司) (“Xinxiang Transportation”)

82. Xinmi Kaiyuan Transportation Service Co., Ltd. (新密开元汽车运输服务有限公司) (“Xinmi Transportation”)

83. Wuzhi Xuyuan Transportation Service Co., Ltd.（武陟县旭元汽车运输服务有限公司) (“Wuzhi Xuyuan Transportation”)

84. Luoyang Xuyuan Transportation Service Co., Ltd.（洛阳旭元汽车运输服务有限公司) (“Luoyang Xuyuan Transportation”)

85. Jiyuan Kaiyuan Transportation Service Co., Ltd.（济源开元汽车运输服务有限公司) (“Jiyuan Transportation”)

86. Wenxian Shijie Kaiyuan Transportation Service Co., Ltd. (温县世捷开元汽车运输服务有限公司) (“Wenxian Shijie Transportation”)

87. Jiaozuo Kaiyuan Transportation Service Co., Ltd. (焦作市开元汽车运输服务有限公司) (“Jiaozuo Transportation”)

88. Xuchang Kaiyuan Transportation Service Co., Ltd. (许昌县开元汽车运输服务有限公司) (“Xuchang Transportation”)

89. Huixian Kaiyuan Transportation Service Co., Ltd. (辉县市开元汽车运输服务有限公司) (“Huixian Transportation”)

90. Changge Xuyuan Transportation Service Co., Ltd.（长葛市旭元汽车运输服务有限公司) (“Changge Xuyuan Transportation”)

91. Shuozhou Xuyuan Transportation Co., Ltd. (朔州市旭元汽车运输有限公司) (“Shuozhou Xuyuan Transportation”)

92. Huairen Shijie Kaiyuan Transportation Service Co., Ltd. (怀仁县世捷开元汽车运输服务有限公司) (“Huairen Shijie Transportation”)

93. Yingxian Kaiyuan Transportation Service Co., Ltd. (应县开元汽车运输服务有限公司) (“Yingxian Transportation”)

94. Xinzhou Xinfu Shijie Kaiyuan Transportation Service Co., Ltd. (忻州市忻府区世捷开元汽车运输服务有限公司) (“Xinzhou Shijie Transportation”)

95. Wuzhai Shijie Kaiyuan Transportation Service Co., Ltd. (五寨县世捷开元汽车运输服务有限公司) (“Wuzhai Shijie Transportation”)

96. Daixian Shijie Kaiyuan Transportation Service Co., Ltd. (代县世捷开元汽车运输服务有限公司) (“Daixian Shijie Transportation”)

97. Lvliang Shijie Kaiyuan Transportation Service Co., Ltd.(吕梁世捷开元汽车运输服务有限公司) (“Lvliang Shijie Transportation”)

98. Linxian Shiji Kaiyuan Transportation Service Co., Ltd. (临县世纪开元汽车运输服务有限公司) (“Linxian Shijie Transportation”)

99. Xiaoyi Xuyuan Transportation Service Co., Ltd. (孝义市旭元汽车运输服务有限公司) (“Xiaoyi Xuyuan Transportation”)

100.     Lvliang Zhongyang Xuyuan Transportation Service Co., Ltd. (吕梁中阳旭元汽车运输服务有限公司) (“Lvliang Xuyuan Transportation”)

101.     Changzhi Shijie Kaiyuan Transportation Service Co., Ltd. (长治市世捷开元汽车运输服务有限公司) (“Changzhi Shijie Transportation”)

102.     Licheng Kaiyuan Transportation Service Co., Ltd. (黎城开元汽车运输服务有限公司) (“Licheng Transportation”)

103.     Linfen Yaodu Shijie Kaiyuan Transportation Co., Ltd. (临汾市尧都区世捷开元汽车运输有限公司) (“Linfen Shijie Transportation”)

104.     Quwo Shijie Kaiyuan Transportation Service Co., Ltd. (曲沃世捷开元汽车运输服务有限公司) (“Quwo Shijie Transportation”)

105.     Huozhou Shijie Kaiyuan Transportation Co., Ltd. (霍州世捷开元汽车运输有限公司) (“Huozhou Shijie Transportation”)

106.     Yuncheng Shijie Kaiyuan Transportation Service Co., Ltd. (运城市世捷开元汽车运输服务有限公司) (“Yuncheng Shijie Transportation”)

107.     . Hejin Xin Shijie Kaiyuan Transportation Service Co., Ltd. (河津市新世捷开元汽车运输服务有限公司) (“Hejin Xin Shijie Transportation”)

108.     Jincheng Xuyuan Transportation Service Co., Ltd. (晋城市旭元汽车运输服务有限公司) (“Jincheng Xuyuan Transportation”)

109.     Yangcheng Xuyuan Transportation Service Co., Ltd. (阳城县旭元汽车运输服务有限公司) (“Yangcheng Xuyuan Transportation”)

110.     Gaoping Shijie Kaiyuan Transportation Service Co., Ltd. (高平市世捷开元汽车运输服务有限公司) (“Gaoping Shijie Transportation”)

111.     Lin Zhou Kaiyuan Transportation Service Co., Ltd. (林州开元汽车运输服务有限公司) (“Linzhou Transportation”)

112.     Beijing Xuyuan Transportation Service Co., Ltd. (北京旭元汽车运输服务有限公司) (“Beijing Xuyuan Transportation”)

AUTO SERVICE COMPANIES

113.     Zhangjiakou Chuanglian Auto Service Co., Ltd. (张家口创联汽车服务有限公司) (“ Zhangjiakou Auto Service”)

114.     Zhengding Chuanglian Auto Service Co., Ltd. (正定县创联汽车服务有限公司) (“Zhengding Auto Service”)

115.     Fuping Chuanglian Auto Service Co., Ltd. (阜平县创联汽车服务有限公司) (“Fuping Auto Service”)

116.     Botou Chuanglian Auto Service Co., Ltd. (泊头市创联汽车服务有限公司) (“Botou Auto Service”)

117.     Zanhuang Chuanglian Auto Service Co., Ltd. (赞皇创联汽车服务有限公司) (“Zanhuang Auto Service”)

118.     Xingtang Chuanglian Auto Service Co., Ltd. (行唐县创联汽车服务有限公司) (“Xingtang Auto Service”)

119.     Yuanshi Chuanglian Auto Service Co., Ltd. (元氏创联汽车服务有限公司) (“Yuanshi Auto Service”)

120.     Shenzhou Chuanglian Auto Service Co., Ltd. (深州市创联汽车服务有限公司) (“Shenzhou Auto Service”)

121.     Xinji Chuanglian Auto Service Co., Ltd. (辛集创联汽车服务有限公司) (“Xinji Auto Service”)

122.     Qixian Chuanglian Auto Service Co., Ltd. (祁县创联汽车服务有限公司) (“Qixian Auto Service”)

123.     Qingxian Chuanglian Auto Service Co., Ltd. (青县创联汽车服务有限公司) (“Qingxian Auto Service”)

124.     Qingxu Chuanglian Auto Service Co., Ltd. (清徐县创联汽车服务有限公司)  (“Qingxu Auto Service”)

125.     Sanhe Chuanglian Auto Service Co., Ltd. (三河创联汽车服务有限公司) (“Sanhe Auto Service”)

126.     Jinzhou Chuanglian Auto Service Co., Ltd. (晋州创联汽车服务有限公司) (“Jinzhou Auto Service”)

127.     Longrao Chuanglian Auto Service Co., Ltd. (隆尧创联汽车服务有限公司) (“Longrao Auto Service”)

128.     Nanhe Chuanglian Auto Service Co., Ltd. (南和县创联汽车服务有限公司) (“Nanhe Auto Service”)

129.     Pingshan Chuanglian Auto Service Co., Ltd. (平山创联汽车服务有限公司) (“Pingshan Auto Service”)

130.     Gaoyi Chuanglian Auto Service Co., Ltd. (高邑创联汽车服务有限公司) (“Gaoyi Auto Service”)

131.     Hejian Chuanglian Auto Service Co., Ltd. (河间市创联汽车服务有限公司) (“Hejian Auto Service”)

132.     Huanghua Chuanglian Auto Service Co., Ltd. (黄骅市创联汽车服务有限公司) (“Huanghua Auto Service”)

133.     Jizhou Chuanglian Auto Service Co., Ltd. (冀州市创联汽车服务有限公司) (“Jizhou Auto Service”)

134.     Jinzhong Chuanglian Auto Service Co., Ltd. (晋中创联汽车服务有限公司) (“Jinzhong Auto Service”)

135.     Shahe Chuanglian Auto Service Co., Ltd. (沙河市创联汽车服务有限公司) (“Shahe Auto Service”)

136.     Rongcheng Chuanglian Auto Service Co., Ltd. (容城县创联汽车服务有限公司) (“Rongcheng Auto Service”)

137.     Bazhou Chuanglian Auto Service Co., Ltd. (霸州市创联汽车服务有限公司) (“Bazhou Auto Service”)

138.     Datong Top Ray Auto Service Co., Ltd. (大同市拓威汽车服务有限公司) (“Datong Top Ray Auto Service”)

139.     Fucheng Chuanglian Auto Service Co., Ltd. (阜城县创联汽车服务有限公司) (“Fucheng Auto Service”)

140.     Gaobeidian Chuanglian Auto Service Co., Ltd. (高碑店市创联汽车服务有限公司) (“Gaobeidian Auto Service”)

141.     Shouyang Chuanglian Auto Service Co., Ltd. (寿阳创联汽车服务有限公司) (“Shouyang Auto Service”)

142.     Pingding Chuanglian Auto Service Co., Ltd. (平定创联汽车服务有限公司) (“Pingding Auto Service”)

143.     Hunyuan Chuanglian Auto Service Co., Ltd. (浑源创联汽车服务有限公司) (“Hunyuan Auto Service”)

144.     Shexian Chuanglian Auto Service Co., Ltd. (涉县创联汽车服务有限公司) (“Shexian Auto Service”)

145.     Weixian Chuanglian Auto Service Co., Ltd. (蔚县创联汽车服务有限公司) (“Weixian Auto Service”)

146.     Gaocheng Chuanglian Auto Service Co., Ltd. (藁城创联汽车服务有限公司) (“Gaocheng Auto Service”)

147.     Qian’an Chuanglian Auto Service Co., Ltd. (迁安创联汽车服务有限公司) (“Qian’an Auto Service”)

148.     Zunhua Chuanglian Auto Service Co., Ltd. (遵化创联汽车服务有限公司) (“Zunhua Auto Service”)

149.     Yangyuan Chuanglian Auto Service Co., Ltd. (阳原创联汽车服务有限公司) (“Yangyuan Auto Service”)

150.     Yangquan Chuanglian Auto Service Co., Ltd. (阳泉创联汽车服务有限公司) (“Yangquan Auto Service”)

151.     Jingxing Chuanglian Auto Service Co., Ltd. (井陉创联汽车服务有限公司) (“Jingxing Auto Service”)

152.     Anguo Chuanglian Auto Service Co., Ltd. (安国创联汽车服务有限公司) (“Anguo Auto Service”)

153.     Huailai Chuanglian Auto Service Co., Ltd. (怀来创联汽车服务有限公司) (“Huailai Auto Service”)

154.     Wu’an Chuanglian Auto Service Co., Ltd. (武安市创联汽车服务有限公司) (“Wu’an Auto Service”)

155.     Tangshan Fengrun Chuanglian Auto Service Co., Ltd. (唐山市丰润区创联汽车服务有限公司) (“Tangshan Fengrun Auto Service”)

156.     Weixian Chuanglian Auto Service Co., Ltd. (威县创联汽车服务有限公司) (“Weixian Auto Service”)

157.     Quyang Chuanglian Auto Service Co., Ltd. (曲阳县创联汽车服务有限公司) (“Quyang Auto Service”)

158.     Yuxian Chuanglian Auto Service Co., Ltd. (盂县创联汽车服务有限公司) (“Yuxian Auto Service”)

159.     Guantao Chuanglian Auto Service Co., Ltd. (馆陶县创联汽车服务有限公司) (“Guantao Auto Service”)